Credit Suisse First Boston
ABSC 2005-HE8
971 records
Second Lien

Selection Criteria: Second Lien
Table of Contents
  Principal balance at Origination
  Remaining Principal Balance
  Fico Scores
  Original Term
  Remaining Term
  Property Type
  Occupancy Status
  Loan Purpose
  Original Loan to Value Ratio
  Combined Loan To Value
  Geographic Distribution By Balance
  Documentation
  Mortgage Rate
  Maximum Rate
  Gross Margin
  Next Rate Adjustment Date
  Original Number of Months to Expiration Of Prepayment Penalty Term
  Index Type
  Credit Grade
  Lien Position
  DTI

1. Principal balance at Origination

Principal balance at Origination	Number Of Loans	Aggregate Original Principal Balance	% Loans by Original Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	39	$868,218.00	1.50%	629	99.94%	10.431%	97.30%
25,001 - 50,000	418	15,941,274.80	27.46	642	99.65	10.289	94.34
50,001 - 75,000	266	16,476,911.90	28.38	656	99.38	10.279	97.49
75,001 - 100,000	147	12,570,409.60	21.65	663	99.54	10.094	100.00
100,001 - 125,000	74	8,286,964.00	14.27	666	99.52	10.216	100.00
125,001 - 150,000	19	2,543,450.00	4.38	655	99.74	10.217	100.00
150,001 - 175,000	5	800,400.00	1.38	681	100.00	9.667	100.00
175,001 - 200,000	3	568,852.00	0.98	673	100.00	9.361	100.00
Total:	971	$58,056,480.30	100.00%	655	99.55%	10.215%	97.69%

Mimimum Original Balance: 15,000.00
Maximum Original Balance: 199,000.00
Average Original Balance: 59,790.40

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2. Remaining Principal Balance

Remaining Principal Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
1 - 25,000	39	$867,685.96	1.50%	629	99.94%	10.431%	97.30%
25,001 - 50,000	419	15,972,192.12	27.53	642	99.65	10.287	94.36
50,001 - 75,000	265	16,414,975.69	28.30	656	99.38	10.281	97.48
75,001 - 100,000	147	12,564,353.97	21.66	663	99.54	10.094	100.00
100,001 - 125,000	74	8,282,738.49	14.28	666	99.52	10.216	100.00
125,001 - 150,000	19	2,542,067.28	4.38	655	99.74	10.217	100.00
150,001 - 175,000	5	799,727.01	1.38	681	100.00	9.667	100.00
175,001 - 200,000	3	568,691.85	0.98	673	100.00	9.361	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Mimimum Remaining Balance: 15,000.00
Maximum Remaining Balance: 199,000.00
Average Remaining Balance: 59,745.04

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3. Fico Scores

Fico Scores	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
501 - 525	1	$31,177.60	0.05%	525	100.00%	10.990%	100.00%
551 - 575	5	177,012.13	0.31	570	100.00	10.302	100.00
576 - 600	114	5,288,564.94	9.12	590	99.14	11.064	97.77
601 - 625	160	8,717,335.76	15.03	616	99.70	10.580	98.84
626 - 650	252	15,202,914.42	26.21	637	99.43	10.548	98.85
651 - 675	194	11,867,262.62	20.46	662	99.34	9.967	98.59
676 - 700	130	8,794,103.33	15.16	687	99.77	9.584	95.71
701 - 725	57	3,828,644.77	6.60	712	100.00	9.523	95.55
726 - 750	32	2,277,332.36	3.93	737	99.78	9.877	95.04
751 - 775	15	1,037,995.66	1.79	760	100.00	9.397	91.96
776 - 800	11	790,088.78	1.36	784	99.98	10.168	95.90
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Minimum FICO: 525
Maximum FICO: 796
WA FICO: 655

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4. Original Term

Original Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
121 - 180	8	$450,118.42	0.78%	626	95.80%	10.683%	100.00%
181 - 240	10	385,685.86	0.66	619	98.89	11.068	100.00
301 - 360	953	57,176,628.09	98.56	656	99.58	10.205	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Minimum Original Term: 180
Maximum Original Term: 360
WA Original Term: 358

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5. Remaining Term

Remaining Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 180	8	$450,118.42	0.78%	626	95.80%	10.683%	100.00%
181 - 348	10	385,685.86	0.66	619	98.89	11.068	100.00
349 - 360	953	57,176,628.09	98.56	656	99.58	10.205	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Minimum Remaining Term: 177
Maximum Remaining Term: 359
WA Remaining Term: 356

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6. Property Type

Property Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Single Family	691	$41,394,746.73	71.35%	654	99.42%	10.242%	98.35%
PUD - Detached	104	6,121,778.54	10.55	648	99.92	10.163	95.42
Condo	89	5,034,551.45	8.68	659	99.91	9.973	94.25
2-4 Unit	47	3,604,673.65	6.21	677	99.68	10.290	100.00
PUD - Attached	40	1,856,682.00	3.20	647	99.87	10.288	95.38
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

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7. Occupancy Status

Occupancy Status	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Primary Residence	940	$56,674,277.96	97.69%	655	99.54%	10.220%	100.00%
Second Home	31	1,338,154.41	2.31	677	99.97	10.009	0.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

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8. Loan Purpose

Loan Purpose	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Purchase	812	$49,820,838.80	85.88%	658	99.92%	10.186%	97.31%
Refinance - Cashout	138	7,164,613.76	12.35	638	96.94	10.357	100.00
Refinance - Rate/Term	21	1,026,979.81	1.77	633	99.47	10.598	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

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9. Original Loan to Value Ratio

Original Loan to Value Ratio	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	1	$49,903.16	0.09%	630	41.13%	10.200%	100.00%
60.01 - 70.00	1	52,389.56	0.09	584	63.89	11.475	100.00
70.01 - 80.00	6	421,475.00	0.73	644	74.82	10.433	100.00
80.01 - 90.00	6	366,363.30	0.63	646	88.12	10.661	100.00
90.01 - 100.00	957	57,122,301.35	98.47	655	99.89	10.209	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Minimum Loan-to-Value Ratio: 41.13
Maximum Loan-to-Value Ratio: 100.00
WA Loan-to-Value Ratio By Original Balance: 99.55

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10. Combined Loan To Value

Combined Loan To Value	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 50.00	1	$49,903.16	0.09%	630	41.13%	10.200%	100.00%
60.01 - 70.00	1	52,389.56	0.09	584	63.89	11.475	100.00
70.01 - 80.00	6	421,475.00	0.73	644	74.82	10.433	100.00
80.01 - 90.00	6	366,363.30	0.63	646	88.12	10.661	100.00
90.01 - 100.00	957	57,122,301.35	98.47	655	99.89	10.209	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Minimum Combined Loan-to-Value Ratio: 41.13
Maximum Combined Loan-to-Value Ratio: 100.00
WA Combined Loan-to-Value Ratio By Remaining Balance: 99.55

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11. Geographic Distribution By Balance

Geographic Distribution By Balance	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Alabama	2	$71,823.90	0.12%	701	100.00%	10.751%	100.00%
Alaska	2	72,750.31	0.13	639	100.00	10.384	100.00
Arizona	41	1,910,742.42	3.29	655	99.25	9.873	87.93
Arkansas	3	81,780.92	0.14	630	100.00	8.500	100.00
California	311	25,566,542.03	44.07	661	99.38	10.115	99.18
Colorado	28	1,260,893.16	2.17	640	99.99	10.632	100.00
Connecticut	5	234,458.08	0.40	628	100.00	10.819	100.00
Delaware	1	26,965.23	0.05	657	95.00	10.900	100.00
Florida	86	3,810,396.50	6.57	651	99.91	10.147	92.97
Georgia	23	873,067.33	1.50	634	100.00	10.993	94.07
Hawaii	9	979,526.89	1.69	668	100.00	10.113	100.00
Idaho	7	240,183.59	0.41	630	100.00	10.292	84.30
Illinois	47	2,342,496.30	4.04	652	100.00	10.388	100.00
Indiana	8	257,465.16	0.44	609	100.00	10.869	100.00
Iowa	6	199,568.08	0.34	600	99.73	11.580	100.00
Kansas	3	93,282.73	0.16	619	100.00	11.274	100.00
Kentucky	7	217,981.86	0.38	623	100.00	10.812	100.00
Louisiana	2	65,616.26	0.11	616	100.00	10.935	100.00
Maine	5	195,962.19	0.34	660	100.00	10.565	100.00
Maryland	14	829,292.70	1.43	630	99.19	10.314	100.00
Massachusetts	41	2,351,975.91	4.05	661	99.34	10.191	100.00
Michigan	11	489,250.34	0.84	630	100.00	10.857	100.00
Minnesota	20	904,329.17	1.56	644	100.00	9.557	100.00
Mississippi	2	60,087.46	0.10	590	100.00	11.103	61.06
Missouri	6	259,117.65	0.45	643	100.00	10.267	100.00
Montana	3	106,914.75	0.18	611	98.45	11.036	100.00
Nebraska	2	60,351.80	0.10	636	100.00	10.407	100.00
Nevada	32	1,735,338.58	2.99	660	99.88	10.255	85.33
New Hampshire	3	150,229.85	0.26	610	100.00	10.656	100.00
New Jersey	26	1,720,726.57	2.97	658	100.00	10.405	100.00
New Mexico	2	59,745.79	0.10	612	100.00	12.807	100.00
New York	49	3,740,953.41	6.45	677	98.67	10.400	100.00
North Carolina	11	385,254.67	0.66	623	100.00	10.792	91.24
North Dakota	1	24,992.51	0.04	656	100.00	11.800	100.00
Oregon	26	1,104,568.41	1.90	643	99.99	10.010	97.16
Pennsylvania	16	648,121.61	1.12	629	99.36	10.885	92.60
Rhode Island	4	261,855.69	0.45	644	100.00	10.465	100.00
South Carolina	2	56,868.34	0.10	608	100.00	11.300	100.00
South Dakota	1	35,000.00	0.06	656	100.00	10.800	100.00
Tennessee	18	646,890.21	1.12	633	100.00	8.295	100.00
Texas	27	1,110,515.36	1.91	643	100.00	9.619	96.13
Utah	10	432,857.33	0.75	628	100.00	10.942	91.69
Washington	29	1,383,915.27	2.39	636	99.64	10.559	100.00
Virginia	9	521,918.78	0.90	664	100.00	10.651	100.00
Wisconsin	8	353,271.39	0.61	649	100.00	10.537	80.21
Wyoming	1	27,785.88	0.05	675	100.00	9.350	100.00
Washington DC	1	48,800.00	0.08	665	100.00	10.650	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Total Number Of Stated Represented:: 47

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12. Documentation

Documentation	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Stated Documentation	426	$28,600,704.21	49.30%	670	99.86%	10.476%	97.36%
Full Documentation	528	28,173,040.06	48.56	639	99.25	9.983	97.93
Limited Documentation	17	1,238,688.10	2.14	670	99.07	9.458	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

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13. Mortgage Rate

Mortgage Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
7.001 - 7.500	1	$119,704.67	0.21%	725	100.00%	7.150%	100.00%
7.501 - 8.000	3	111,704.84	0.19	625	100.00	7.852	100.00
8.001 - 8.500	35	1,975,998.97	3.41	671	99.99	8.361	98.18
8.501 - 9.000	75	4,991,023.61	8.60	697	99.89	8.818	98.01
9.001 - 9.500	73	4,677,294.43	8.06	675	100.00	9.302	95.61
9.501 - 10.000	225	13,877,181.28	23.92	667	99.58	9.823	97.29
10.001 - 10.500	189	11,069,458.33	19.08	657	99.14	10.284	96.46
10.501 - 11.000	172	10,238,847.04	17.65	634	99.60	10.778	98.62
11.001 - 11.500	119	6,432,962.78	11.09	628	99.23	11.266	100.00
11.501 - 12.000	56	3,240,332.17	5.59	625	99.63	11.733	98.40
12.001 - 12.500	16	894,129.00	1.54	619	100.00	12.236	95.97
12.501 - 13.000	6	360,415.76	0.62	608	99.89	12.643	100.00
13.001 - 13.500	1	23,379.49	0.04	592	100.00	13.050	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Minimum Rate: 7.150
Maximum Rate: 13.050
WA Rate: 10.215

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14. Maximum Rate

Maximum Rate	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Minimum Maximum Rate: 0.000
Maximum Maximum Rate: 0.000
WA Maximum Rate: 0.000

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15. Gross Margin

Gross Margin	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
<= 0.000	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

Minimum Gross Margin: 0.000
Maximum Gross Margin: 0.000
WA Gross Margin: 0.000

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16. Next Rate Adjustment Date

Next Rate Adjustment Date	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0000-00	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

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17. Original Number of Months to Expiration Of Prepayment Penalty Term

Original Number of Months to Expiration Of Prepayment Penalty Term	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0 - 0	361	$19,099,712.89	32.92%	653	99.79%	10.554%	97.69%
7 - 12	57	4,298,482.22	7.41	672	98.69	10.387	97.80
13 - 24	390	24,402,267.12	42.06	656	99.90	10.059	97.70
25 - 36	163	10,211,970.14	17.60	650	98.61	9.880	97.65
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

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18. Index Type

Index Type	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Fixed - 15 Year	8	$450,118.42	0.78%	626	95.80%	10.683%	100.00%
Fixed - 20 Year	10	385,685.86	0.66	619	98.89	11.068	100.00
Fixed - 30 Year	953	57,176,628.09	98.56	656	99.58	10.205	97.66
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

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19. Credit Grade

Credit Grade	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
AA	933	$55,795,225.69	96.18%	656	99.60%	10.215%	97.67%
A+	38	2,217,206.68	3.82	630	98.27	10.208	98.30
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

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20. Lien Position

Lien Position	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
Second Lien	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

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21. DTI

DTI	Number Of Loans	Aggregate Remaining Principal Balance	% Loans by Remaining Principal Balance	Weighted Average FICO	Weighted Average LTV	Weighted Average Coupon	% of Owner Occupied By Balance
0.01 - 5.00	1	$54,976.43	0.09%	631	100.00%	10.150%	100.00%
5.01 - 10.00	2	118,972.20	0.21	622	100.00	10.387	56.29
10.01 - 15.00	2	98,565.69	0.17	611	100.00	11.117	100.00
15.01 - 20.00	12	694,068.29	1.20	665	100.00	9.910	94.57
20.01 - 25.00	29	1,486,896.38	2.56	649	99.12	9.827	100.00
25.01 - 30.00	42	2,279,923.29	3.93	659	99.94	9.737	100.00
30.01 - 35.00	82	4,364,506.67	7.52	660	99.32	10.108	97.80
35.01 - 40.00	160	9,446,590.50	16.28	656	99.68	10.162	97.20
40.01 - 45.00	241	14,472,539.80	24.95	654	99.60	10.266	98.94
45.01 - 50.00	384	24,055,334.28	41.47	655	99.47	10.285	96.95
50.01 - 55.00	16	940,058.84	1.62	635	99.75	10.550	100.00
Total:	971	$58,012,432.37	100.00%	655	99.55%	10.215%	97.69%

low Dti: 3.43
high dti: 54.83
wa dti: 41.87

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Disclaimer:All data provided by New Century. This material is provided to you solely for informational purposes, is intended for your use only and does not constitute an offer or commitment, a solicitation of an offer or commitment, or any advice or recommendation, to enter into or conclude any transaction (whether on the indicative terms shown or otherwise). This material has been prepared by CSFB based on assumptions and parameters determined by it in good faith. It is important that you (recipient) understand that those assumptions and parameters are not the only ones that might reasonably have been selected or that could apply in connection with the preparation of these materials or an assessment of the transaction described above. A variety of other or additional assumptions or parameters, or other market factors and other considerations, could result in different contemporaneous good faith analyses or assessment of the transaction described above. Past performance should not be taken as an indication or guarantee of future performance, and no representation or warranty, express or implied is made regarding future performance. Opinions and estimates may be changed without notice. The information set forth above has been obtained from or based upon sources believed by CSFB to be reliable, but CSFB does not represent or warrant its accuracy or completeness. This material does not purport to contain all of the information that an interested party may desire. In all cases, interested parties should conduct their own investigation and analysis of the transaction(s) described in these materials and of the data set forth in them. Each person receiving these materials should make an independent assessment of the merits of pursuing a transaction described in these materials and should consult their own professional advisors. CSFB may, from time to time, participate or invest in other financing transactions with the issuers of the securities referred to herein, perform services for or solicit business from such issuers, and/or have a position or effect transactions in the securities or derivatives thereof. Structured securities are complex instruments, typically involve a high degree of risk and are intended for sale only to sophisticated investors who are capable of understanding and assuming the risks involved. The market value of any structured security may be affected by changes in economic, financial and political factors (including, but not limited to, spot and forward interest and exchange rates), time to maturity, market conditions and volatility and the credit quality of any issuer or reference issuer. Any investor interested in purchasing a structured product should conduct its own investigation and analysis of the product and consult with its own professional advisers as to the risks involved in making such a purchase.